MERRILL LYNCH
FUND FOR
TOMORROW, INC.










FUND LOGO








Quarterly Report

April 30, 1997





This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
Fund For Tomorrow, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper





MERRILL LYNCH FUND FOR TOMORROW, INC.



Concept Sectors


A pie chart depicting Concept Sectors as a Percentage of Net Assets As of April 30, 1997:

Computer Technologies                  8.4%
Demographic Trends                     8.1%
Developing Foreign Economies           4.0%
Future Retailing                       1.6%
Global Market Expansion               11.7%
Healthcare Cost Containment           19.0%
Industrial Outsourcing                 4.4%
Industrial Renaissance                 9.7%
Multimedia                             6.9%
Next Generation Technology             5.2%
Strategic Growth Opportunities         6.9%
Telecommunications                    10.1%
Cash*                                  4.0%

[FN]
*Net of liabilities in excess of other assets.

Growth Stock Characteristics as of April 30, 1997

Bar graph depicting Growth Stock Characteristics as of April 30, 1997 % of Equity Holdings:

Emerging Growth                6.6%           8.0%
Established Growth            20.3%          17.8%
Stable Growth                 23.9%          23.4%




DEAR SHAREHOLDER


Stock and bond market turbulence increased during the three-month period ended April 30, 1997. Mounting evidence of stronger-than-expected economic growth suggested to investors that the Federal Reserve Board (FRB) would make a preemptive strike to contain inflationary pressures. These concerns were heightened by statements made by FRB Chairman Alan Greenspan, and culminated in an increase in the Federal Funds rate of 0.25% to 5.50% on March 25, 1997. As investors became concerned that this might prove to be only the first in a series of monetary policy tightening moves, interest rates rose and stock and bond prices declined. Following the central bank's action, investor sentiment fluctuated from negative to more positive, depending upon whether the latest economic data releases were perceived to suggest an overheating or moderating trend. Stock prices were given a boost following a series of strong corporate earnings reports and the likelihood that a capital gains tax cut would be part of the Federal balanced budget agreement. Nonetheless, clear-cut signs of continued low inflation and moderate economic growth, as well as no further indications of monetary policy tightening, are probably needed to bring stability to the financial markets.

On the international front, although the FRB's action triggered some weakness in the US dollar, the US dollar subsequently continued its strong advance relative to the yen and the Deutschemark, raising concerns about the outlook for US trade. In early February, the leading industrialized nations expressed apparent agreement that it was time to seek a lower dollar and less volatility in the foreign exchange markets. It remains to be seen whether these stated intentions will be acted upon, or if the US dollar continues to rise relative to other major currencies.

Portfolio Matters
On balance, a more cautious investment environment prevailed throughout the quarter ended April 30, 1997. This environment tended to favor the more stable growth sectors, while many smaller, more aggressive growth companies' stocks came under substantial and sustained price pressure. This polarization of performance was clearly reflected in the extremely wide disparity between the performance of the unmanaged Standard & Poor's 500 Index (S&P 500) and the unmanaged NASDAQ Industrial Index, which showed a total return of +2.38% and a decline of 13.99%, respectively, for the three months ended April 30, 1997.

For the quarter ended April 30, 1997, Merrill Lynch Fund For Tomorrow, Inc.'s Class A, Class B, Class C and Class D Shares had total returns of -2.97%, -3.25%, -3.28% and -3.04%, respectively. To a large extent, the volatility in the stock market was reflected in the investment performance of the Fund. The larger-capitalization stocks shared the relative stability of the S&P 500, while the Fund's smaller-capitalized, more aggressive growth holdings showed price weakness similar to the NASDAQ Industrial Index.

This weakness was especially evident in the Fund's computer technologies sector, with declines in Silicon Graphics, Inc., Sun Microsystems, Inc. and Seagate Technology, Inc. Other technology-related holdings were also under significant pressure. Weakness was most pronounced within our next generation technology concept where longer-term growth is an integral part of our investment strategy. On the positive side, most of the larger-capitalization, stable-growth sectors performed well. Much of the healthcare sector was included in this group, as were food, household products and tele-communication providers. In addition, foreign holdings tended to exhibit better relative price performance during the April quarter. For example, Philips Electronics N.V. gained nearly 34%, aided by significant progress in its internal restructuring which is expected to greatly improve its earnings potential.

Early in the quarter ended April 30, 1997, we adopted a somewhat cautious investment strategy and pursued our investment activities on the basis of reducing fundamental risk and concentrating on valuations. Following these criteria resulted in a thorough reappraisal of existing holdings with the elimination of four investments and the reduction of several existing holdings. While most of these adjustments were based on taking profits as stocks met or exceeded our price objectives, others were based on fundamentals that had not met our expectations. In addition, we were able to find numerous buying opportunities as a result of price weakness in the smaller-capitalization sector. We used these opportunities to add to existing holdings that were under pressure, although we believe still offered excellent growth prospects. We also added two new stocks to the portfolio which we believe presented an attractive combination of high expected earnings growth and reasonable valuations. ADC Telecommunications, Inc. is a telecommunication equipment company that is currently showing earnings growth in excess of its historical rate of 33% per year. FORE Systems, Inc. is a producer of both hardware and software for advanced computer systems. This company has experienced what we believe is a temporary slowdown in its strong growth pattern, which provided us with a buying opportunity.

During the last few days of the April quarter and into early May, the stock market appeared to display renewed strength. We believe this partial restoration of investor confidence may have been the result of favorable economic data for the first quarter of 1997, which included strong growth and well-contained inflation. Our investment strategy going forward is to retain a slightly cautious bias in our investment activities while assuring that the Fund is well-positioned for a potentially extended cycle of moderate economic growth. We intend to pursue this strategy with an emphasis on companies which we believe have favorable long-term earnings prospects selling at reasonable valuations and that we believe are investment concepts of the future.

In Conclusion
We appreciate your ongoing interest in Merrill Lynch Fund For
Tomorrow, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,




(Arthur Zeikel)
Arthur Zeikel
President




(Vincent P. Dileo)
Vincent P. Dileo
Vice President and Portfolio Manager





May 23, 1997




PERFORMANCE DATA



About Fund Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Average Annual Total Return" tables as well as the total returns and cumulative total returns in the "Performance Summary" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Recent Performance Results
                                                                                               12 Month       3 Month
                                                           4/30/97     1/31/97    4/30/96     % Change       % Change
ML Fund For Tomorrow, Inc. Class A Shares*                 $16.65      $17.16     $17.60      + 2.73%(1)     - 2.97%
ML Fund For Tomorrow, Inc. Class B Shares*                  16.05       16.59      17.05      + 2.49(1)      - 3.25
ML Fund For Tomorrow, Inc. Class C Shares*                  15.93       16.47      16.97      + 2.26(1)      - 3.28
ML Fund For Tomorrow, Inc. Class D Shares*                  16.57       17.09      17.52      + 2.74(1)      - 3.04
Standard & Poor's 500 Index**                              801.34      786.16     654.17      +22.50         + 1.93
NASDAQ Industrial Index**                                  996.92    1,159.01   1,118.84      -10.90         -13.99
ML Fund For Tomorrow, Inc. Class A Shares--Total Return*                                      + 7.56(2)      - 2.97
ML Fund For Tomorrow, Inc. Class B Shares--Total Return*                                      + 6.44(3)      - 3.25
ML Fund For Tomorrow, Inc. Class C Shares--Total Return*                                      + 6.38(4)      - 3.28
ML Fund For Tomorrow, Inc. Class D Shares--Total Return*                                      + 7.34(5)      - 3.04
Standard & Poor's 500 Index--Total Return**                                                   +25.09         + 2.38

  *Investment results do not reflect sales charges; results shown would be lower if a sales charge was included.
 **An unmanaged broad-based Index comprised of common stocks. Total investment returns for unmanaged indexes are based on estimates.
(1)Percent change includes reinvestment of $1.397 per share capital gains distributions.
(2)Percent change includes reinvestment of $0.825 per share ordinary income dividends and $1.397 per share capital gains distributions.
(3)Percent change includes reinvestment of $0.656 per share ordinary income dividends and $1.397 per share capital gains distributions.
(4)Percent change includes reinvestment of $0.679 per share ordinary income dividends and $1.397 per share capital gains distributions.
(5)Percent change includes reinvestment of $0.783 per share ordinary income dividends and $1.397 per share capital gains distributions.

Performance Summary--Class A Shares
                                     Net Asset Value      Capital Gains   Dividends
Period Covered                   Beginning     Ending      Distributed      Paid*        % Change**
10/26/88--12/31/88                 $16.05      $14.08       $ 1.471        $0.134         - 2.21%
1989                                14.08       16.85         1.035         0.409         +30.13
1990                                16.85       14.92         0.371         0.401         - 6.98
1991                                14.92       16.71         2.199         0.553         +32.23
1992                                16.71       16.37         0.679         0.612         + 6.12
1993                                16.37       15.85         1.920         0.308         +11.42
1994                                15.85       13.66         0.705         0.258         - 7.47
1995                                13.66       15.84         1.354         0.195         +27.39
1996                                15.84       15.88         1.397         0.825         +13.98
1/1/97--4/30/97                     15.88       16.65           --            --          + 4.85
                                                            -------        ------
                                                      Total $11.131  Total $3.695

                                                  Cumulative total return as of 4/30/97: +160.69%**

 *Figures may include short-term capital gains distributions.
**Figures do not include sales charge; results would be lower if sales charge was included.

Performance Summary--Class B Shares
                                     Net Asset Value      Capital Gains   Dividends
Period Covered                   Beginning     Ending      Distributed      Paid*        % Change**
3/5/84--12/31/84                   $10.00      $10.98          --          $0.130         +11.12%
1985                                10.98       13.37       $ 0.250         0.130         +25.75
1986                                13.37       15.18         0.080         0.100         +14.90
1987                                15.18       12.98         1.441         0.163         - 5.09
1988                                12.98       14.07         1.555         0.201         +22.09
1989                                14.07       16.85         1.035         0.227         +28.88
1990                                16.85       14.92         0.371         0.235         - 7.96
1991                                14.92       16.70         2.199         0.374         +30.79
1992                                16.70       16.37         0.679         0.438         + 5.07
1993                                16.37       15.77         1.920         0.217         +10.27
1994                                15.77       13.45         0.705         0.243         - 8.45
1995                                13.45       15.40         1.354         0.195         +26.08
1996                                15.40       15.37         1.397         0.656         +12.85
1/1/97--4/30/97                     15.37       16.05           --            --          + 4.42
                                                            -------        ------
                                                      Total $12.986  Total $3.309

                                                  Cumulative total return as of 4/30/97: +354.83%**

 *Figures may include short-term capital gains distributions.
**Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.



PERFORMANCE DATA (concluded)


Performance Summary--Class C Shares
                                     Net Asset Value      Capital Gains   Dividends
Period Covered                   Beginning     Ending      Distributed      Paid*        % Change**
10/21/94--12/31/94                 $14.08      $13.39        $0.157        $0.059         - 3.32%
1995                                13.39       15.33         1.354         0.195         +26.12
1996                                15.33       15.25         1.397         0.679         +12.73
1/1/97--4/30/97                     15.25       15.93          --             --          + 4.46
                                                             ------        ------
                                                       Total $2.908  Total $0.933

                                                   Cumulative total return as of 4/30/97: +43.59%**

 *Figures may include short-term capital gains distributions.
**Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.

Performance Summary--Class D Shares
                                     Net Asset Value      Capital Gains   Dividends
Period Covered                   Beginning     Ending      Distributed      Paid*        % Change**
10/21/94--12/31/94                 $14.26      $13.65        $0.157        $0.059         - 2.71%
1995                                13.65       15.79         1.354         0.195         +27.11
1996                                15.79       15.82         1.397         0.783         +13.71
1/1/97--4/30/97                     15.82       16.57          --             --          + 4.74
                                                             ------        ------
                                                       Total $2.908  Total $1.037

                                                   Cumulative total return as of 4/30/97: +47.29%**

 *Figures may include short-term capital gains distributions.
**Figures do not include sales charge; results would be lower if sales charge was included.

Average Annual Total Return

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 3/31/97                        + 8.02%        + 2.35%
Five Years Ended 3/31/97                  + 9.76         + 8.58
Inception (10/26/88)
through 3/31/97                           +11.50         +10.79

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                        % Return         % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 3/31/97                         +6.90%         +3.13%
Five Years Ended 3/31/97                   +8.62          +8.62
Ten Years Ended 3/31/97                    +8.71          +8.71

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 3/31/97                        + 6.90%        + 5.96%
Inception (10/21/94)
through 3/31/97                           +14.13         +14.13

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 3/31/97                        + 7.81%        + 2.15%
Inception (10/21/94)
through 3/31/97                           +15.28         +12.76

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.




SCHEDULE OF INVESTMENTS
                                 Shares                                                                              Percent of
Concept Tomorrow                  Held             Stocks                                   Cost            Value    Net Assets

Computer Technologies
Personal Computers               150,000   COMPAQ Computer Corp.                       $  5,445,438     $ 12,806,250    3.7%
Components                       100,000   FORE Systems, Inc.                             1,505,003        1,525,000    0.4
Components                       100,000   Seagate Technology, Inc.                       2,750,475        4,587,500    1.3
Systems                          300,000   Silicon Graphics, Inc.                        11,151,240        4,462,500    1.3
Systems                          200,000   Sun Microsystems, Inc.                         5,396,880        5,750,000    1.7
                                                                                       ------------     ------------  ------
                                                                                         26,249,036       29,131,250    8.4

Demographic Trends

Medical Devices                  100,000   Biomet, Inc.                                   1,534,375        1,512,500    0.4
Healthcare                       200,000   HEALTHSOUTH Corp.                              3,537,000        3,950,000    1.2
Healthcare                       100,000   Living Centers of America, Inc.                3,353,090        3,575,000    1.0
Pollution Technology             550,000   Philip Environmental Inc. (ADR)*               5,122,752        8,662,500    2.5
Insurance                        150,000   Torchmark Corp.                                6,152,112        9,318,750    2.7
Healthcare                        50,000   United Dental Care, Inc.                       1,448,438        1,100,000    0.3
                                                                                       ------------     ------------  ------
                                                                                         21,147,767       28,118,750    8.1

Developing Foreign Economies

Telecommunications               105,000   Compania Anonima Nacional Telefonos de
                                           Venezuela (ADR)*                               2,415,000        3,150,000    0.9
Specialty Services             1,000,000   National Mutual Asia Ltd.                        940,132        1,032,791    0.3
Telecommunications               150,000   Portugal Telecom, S.A. (ADR)*                  3,514,576        5,550,000    1.6
Building Materials               100,000   Royal Group Technologies Ltd. (a)              1,047,206        2,250,930    0.6
Telecommunications                   927   SK Telecom Co. (b)                               533,107          360,773    0.2
Electronics                       33,034   Samsung Electronics Company (GDR)**            3,280,000        1,552,598    0.4
                                                                                       ------------     ------------  ------
                                                                                         11,730,021       13,897,092    4.0

Future Retailing

Specialty Retail                 200,000   Oakley, Inc.                                   4,725,175        2,050,000    0.6
Specialty Retail                 288,900   OfficeMax, Inc.                                2,872,100        3,575,138    1.0
                                                                                       ------------     ------------  ------
                                                                                          7,597,275        5,625,138    1.6

Global Market Expansion

Cosmetics                        174,400   Avon Products, Inc.                            6,259,222       10,747,400    3.1
Food & Beverage                  100,000   ConAgra Inc.                                   3,826,115        5,762,500    1.7
Machinery                         10,000   Kubota Corp. (ADR)*                            1,285,600          900,000    0.2
Machinery                         50,000   Makita Corp. (ADR)*                              796,875          681,250    0.2
Food & Beverage                  160,000   PepsiCo, Inc.                                  2,644,800        5,580,000    1.6
Electronics                      200,000   Philips Electronics N.V. (ADR)*                8,214,486       10,700,000    3.1
Household Products                50,000   The Procter & Gamble Company                   4,593,926        6,287,500    1.8
                                                                                       ------------     ------------  ------
                                                                                         27,621,024       40,658,650   11.7

Healthcare Cost Containment

Pharmaceuticals                   50,000   Astra AB (ADR)*                                1,781,250        2,050,000    0.6
Pharmaceuticals                  200,000   Bristol-Myers Squibb Co.                       7,907,000       13,100,000    3.8
Pharmaceuticals                  100,000   Lilly (Eli) and Company                        4,572,100        8,787,500    2.5
Pharmaceuticals                  100,900   Merck & Co., Inc.                              4,001,062        9,131,450    2.6
Pharmaceuticals                   50,000   Novartis AG (ADR)*                             1,942,188        3,293,750    1.0
Information Services             300,000   Phamis, Inc.                                   5,264,378        5,325,000    1.5
Information Services             300,000   Physician Computer Network, Inc.               3,074,250        1,575,000    0.5
Pharmaceuticals                  174,400   Schering-Plough Corp.                          2,010,316       13,952,000    4.0
Pharmaceuticals                  200,000   Sequus Pharmaceuticals, Inc.                   2,866,248        1,175,000    0.3
Medical Devices                  100,000   United States Surgical Corp.                   6,799,013        3,425,000    1.0
Medical Services                 100,000   Vencor, Inc.                                   3,194,630        4,162,500    1.2
                                                                                       ------------     ------------  ------
                                                                                         43,412,435       65,977,200   19.0


SCHEDULE OF INVESTMENTS (continued)
                                 Shares                                                                              Percent of
Concept Tomorrow                  Held             Stocks                                   Cost            Value    Net Assets

Industrial Outsourcing
Information Services              50,000   Ceridian Corp.                              $  1,959,250     $  1,668,750    0.5%
Systems                           50,000   Computer Sciences Corporation                  3,878,500        3,125,000    0.9
Specialty Services               100,000   Greenwich Air Services Inc. (Class A)          1,113,428        2,750,000    0.8
Specialty Services               100,000   Greenwich Air Services Inc. (Class B)          1,165,198        2,750,000    0.8
Specialty Services                47,028   National Data Corporation                      2,127,181        1,763,550    0.5
Specialty Services               150,000   Olsten Corp.                                   3,190,200        2,643,750    0.8
Aerospace & Defense               19,700   Triumph Group, Inc.                              534,070          499,887    0.1
                                                                                       ------------     ------------  ------
                                                                                         13,967,827       15,200,937    4.4

Industrial Renaissance

Aerospace & Defense               50,000   The Boeing Company                             5,287,375        4,931,250    1.4
Transportation                    75,000   Delta Air Lines, Inc.                          5,782,613        6,909,375    2.0
Automotive                       100,000   General Motors Corp.                           4,190,900        5,787,500    1.7
Information Systems              100,000   International Business Machines Corp.          5,658,500       16,075,000    4.6
                                                                                       ------------     ------------  ------
                                                                                         20,919,388       33,703,125    9.7

Multimedia

Broadcasting Services            200,000   Carlton Communications PLC (ADR)*              7,266,875        8,325,000    2.4
Components                        75,000   Harman International Industries Inc.           3,663,538        2,868,750    0.8
Information Services             400,000   OzEmail, Ltd. (ADR)*                           4,632,341        2,550,000    0.8
Cable Television                 150,000   Tele-Communications Liberty Media Group
                                           (Class A)                                      2,675,003        2,812,500    0.8
Publishing Services              300,000   World Color Press Inc.                         5,906,000        7,200,000    2.1
                                                                                       ------------     ------------  ------
                                                                                         24,143,757       23,756,250    6.9

Next Generation Technology

Electronics                      100,000   Affinity Technology Group, Inc.                  950,000          450,000    0.1
Semiconductors                   117,600   Gasonics International Corp.                   1,501,701          999,600    0.3
Pollution Technology             400,000   Molten Metal Technology, Inc.                  6,605,221        2,250,000    0.7
Medical Devices                   70,000   Neuromedical Systems Inc.                      1,050,000          437,500    0.1
Environmental Equipment          119,400   Thermo Ecotek Corp.                            1,281,614        1,671,600    0.5
Multi-Industry                   230,000   Thermo Electron Corp.                          4,937,738        7,935,000    2.3
Medical Devices                   39,600   ThermoLase Corp.                                 999,900          376,200    0.1
Medical Devices                   97,200   ThermoSpectra Corp.                            1,508,100        1,166,400    0.3
Medical Devices                  100,000   Thermotrex Corp.                               1,586,723        1,862,500    0.6
Components                       150,000   Voice Control Systems Inc.                       834,037          712,500    0.2
                                                                                       ------------     ------------  ------
                                                                                         21,255,034       17,861,300    5.2

Stategic Growth Opportunities

Pharmaceuticals                  100,000   American Home Products Corp.                   3,875,049        6,625,000    1.9
Leisure & Entertainment          300,000   Galoob (Lewis) Toys, Inc.                      4,238,645        5,062,500    1.5
Specialty Services               100,000   Household International, Inc.                  6,712,565        8,800,000    2.5
Leisure & Entertainment          125,000   Mattel, Inc.                                   2,232,740        3,484,375    1.0
                                                                                       ------------     ------------  ------
                                                                                         17,058,999       23,971,875    6.9

SCHEDULE OF INVESTMENTS (concluded)
                                 Shares                                                                              Percent of
Concept Tomorrow                  Held             Stocks                                   Cost            Value    Net Assets

Telecommunications
Components                       100,000   ADC Telecommunications, Inc.                $  2,867,500     $  2,600,000    0.7%
Components                       120,000   Andrew Corp.                                   2,299,683        2,970,000    0.9
Telecommunications                30,000   Deutsche Telekom AG (ADR)*                       566,700          645,000    0.2
Telecommunications               250,000   Inter-Tel Inc.                                 3,075,112        3,125,000    0.9
Wireless Communication           155,000   InterCel, Inc.                                 2,632,500        1,511,250    0.4
Paging Services                  305,000   Metrocall, Inc.                                4,988,845        1,220,000    0.4
Components                       249,400   Nokia Corp. AB (ADR)*                          9,249,994       16,117,475    4.6
Wireless Communication           200,000   Palmer Wireless, Inc.                          2,984,487        2,325,000    0.7
Telecommunications               100,000   Vodafone Group PLC (ADR)*                      3,643,500        4,425,000    1.3
                                                                                       ------------     ------------  ------
                                                                                         32,308,321       34,938,725   10.1

                                           Total Stocks                                 267,410,884      332,840,292   96.0

                                  Face
                                 Amount        Short-Term Securities

Commercial Paper***          $ 6,712,000   General Motors Acceptance Corp., 5.68%
                                           due 5/01/1997                                  6,712,000        6,712,000    2.0
                               8,000,000   NYNEX Corporation, 5.54% due 5/22/1997         7,974,147        7,974,147    2.3

                                           Total Short-Term Securities                   14,686,147       14,686,147    4.3

Total Investments                                                                      $282,097,031      347,526,439  100.3
                                                                                       ============
Liabilities in Excess of Other Assets                                                                       (952,741)  (0.3)
                                                                                                        ------------  ------
Net Assets                                                                                              $346,573,698  100.0%
                                                                                                        ============  ======


Net Asset Value:    Class A--Based on net assets of $31,661,170 and 1,901,597
                             shares outstanding                                                         $      16.65
                                                                                                        ============
                    Class B--Based on net assets of $86,790,541 and 5,406,701
                             shares outstanding                                                         $      16.05
                                                                                                        ============
                    Class C--Based on net assets of $6,270,406 and 393,533
                             shares outstanding                                                         $      15.93
                                                                                                        ============
                    Class D--Based on net assets of $221,851,581 and 13,390,026
                             shares outstanding                                                         $      16.57
                                                                                                        ============

  *American Depositary Receipts (ADR).
 **Global Depositary Receipts (GDR).
***Commercial Paper is traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.
(a)Formerly Royal Plastic Group Ltd.
(b)Formerly Korea Mobile Telecommunications Corp.




PORTFOLIO INFORMATION


For the Quarter Ended April 30, 1997

                                        Percent of
Ten Largest Equity Holdings             Net Assets

Nokia Corp. AB (ADR)                       4.6%
International Business Machines Corp       4.6
Schering-Plough Corp.                      4.0
Bristol-Myers Squibb Co.                   3.8
COMPAQ Computer Corp.                      3.7
Avon Products, Inc.                        3.1
Philips Electronics N.V. (ADR)             3.1
Torchmark Corp.                            2.7
Merck & Co., Inc.                          2.6
Household International, Inc.              2.5


 Additions

 ADC Telecommunications, Inc.
*Ciba Specialty Chemical Holdings, Inc. (Rights)
 FORE Systems, Inc.

 Deletions

 Abercrombie & Fitch Co.
 Boston Scientific Corp.
 CPT Telefonica Del Peru Pacifico S.A.
*Ciba Specialty Chemical Holdings, Inc. (Rights)
 Whittaker Corp.

[FN]
*Added and deleted in the same quarter.

OFFICERS AND DIRECTORS


Arthur Zeikel, President and Director
Ronald W. Forbes, Director
Cynthia A.Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Donald C. Burke, Vice President
Vincent P. Dileo, Vice President and
 Portfolio Manager
Gerald M. Richard, Treasurer
Susan B. Baker, Secretary

Custodian
The Bank of New York
90 Washington Street, 12th Floor
New York, NY 10286

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863